EXHIBIT 32.1

STRATEGIC ACQUISITIONS, INC.

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K of Strategic Acquisitions, Inc. (the “Company”) for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, John P. O’Shea, President of the Company certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.

/s/ JOHN P. O’SHEA	April 1, 2019
John P. O’Shea
Principal Executive Officer and
Principal Financial Officer